EXHIBIT 10.13
                                                                   -------------
                          FIFTH AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT
                         ------------------------------

     This Fifth Amendment to Revolving Credit and Term Loan Agreement ("Fifth Amendment") is made by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), CASUAL CONCEPTS, INC., a Texas corporation, THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, NOCONA BELT COMPANY, a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, BRAND NAME APPAREL, INC., a Texas corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, and COLLEGE FLAGS AND MANUFACTURING, INC., a South Carolina corporation, (hereinafter collectively referred to as the "Guarantors"), and FIRST INTERSTATE BANK OF TEXAS, N.A., THE SUMITOMO BANK, LTD., CHICAGO BRANCH and NBD BANK (collectively, the "Banks") and FIRST INTERSTATE BANK OF TEXAS, N. A., as agent for the Banks ("Agent"); and

     WHEREAS, the Company, certain of Guarantors and Agent entered into that certain Revolving Credit and Term Loan Agreement dated September 29, 1993 (the "Loan Agreement"); and

     WHEREAS, the Company, certain of Guarantors, Banks and Agent entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated December 3, 1993; and

     WHEREAS, the Company, the Guarantors, Banks and Agent entered into that certain Second Amendment To Revolving Credit and Term Loan Agreement dated September 26, 1994; and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1994; and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated July 6, 1995; and

     WHEREAS, the Company, Guarantors, Banks and Agent desire to amend the Loan Agreement in certain respects; and

     WHEREAS, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement unless the context otherwise requires or provides.

     NOW, THEREFORE, it is agreed by and among the Company, Guarantors, Banks and Agent as follows:



                                       1.

     A new Section 1.00 is added to the Loan Agreement which shall read in its entirety as follows:

          1.00 Accounts Payable Turndays shall mean 365 divided by the quotient of the aggregate amount of the cost of goods of Company and its Subsidiaries during the preceding twelve (12) month period divided by the aggregate amount of accounts payable of Company and its Subsidiaries.

                                       2.

     Section 1.59 and Section 1.73 of the Loan Agreement are amended to read in their entirety as follows:

          1.59. "Non-Cash Charges" shall mean the sum of depreciation and amortization (including amortization of good will) and those charges identified as non-cash charges in the quarter ended December 31, 1995 relating to the restructuring program of Company plus the net increase in deferred tax liability, if any, less the net decrease in deferred tax liability, if any, plus contributions of common stock of Company by Company to the Tandycrafts, Inc. Employee Stock Ownership Plan during such period, all as reflected in the Consolidated financial statements of Company and its Subsidiaries in accordance with GAAP in an amount not to exceed the aggregate amount deducted by Company for such period for Federal income tax purposes with respect to Company's contribution to the Tandycrafts, Inc. Employee Stock Ownership Plan.

                                      * * *

           1.73 "Termination Date" shall mean October 1, 1997.

                                       3.

          The first paragraph of Section 2.01(a) of the Loan Agreement is amended to read in its entirety as follows:

           2.01 Revolving Credit Commitment

          (a) Revolving Loan Commitments. Subject to the terms and conditions of this Loan Agreement, each Bank severally agrees to extend to Company, from the date hereof through the Termination Date (the "Revolving Credit Period"), a revolving line of credit which shall not exceed at any one time outstanding the amount set forth opposite its name on Exhibit "A" (for each Bank, such amount is hereinafter referred to as its "Commitment"). No Bank shall be obligated to make any Advance hereunder if, immediately after giving effect thereto, the aggregate amount of all indebtedness and obligation of Company to such Bank hereunder exceeds such Bank's Commitment. If at any time the aggregate amount of all indebtedness and obligations of Company to any Bank hereunder exceeds such Bank's Commitment, Company shall promptly pay to Agent for application to the unpaid principal balance of such Bank's Note in an amount such that the aggregate amount of all indebtedness and obligations of Company to such Bank (after giving effect to such payment and reduction in the unpaid principal balance of such Bank's Note) shall not exceed such Bank's Commitment.

                                       4.

     The Total Commitment shall be reduced to fifty million dollars ($50,000,000) and Exhibit A of the Loan Agreement shall be amended to read in the form attached hereto effective as of October 31, 1996.

                                       5.

     Article III of the Loan Agreement is hereby deleted in its entirety.

                                       6.

     A new Section 8.19 is added to the Loan Agreement which shall read in its entirety as follows:

          8.19 Pledge of Stock. Company agrees to promptly pledge to Agent for the benefit of Banks all of the capital stock of its Subsidiaries in the event of the occurrence of any of the following on or after March 31, 1996:
     (1) the ratio of the sum of Consolidated Net Income, Non- ash Charges and Approved Additional Income for the preceding four quarters to Senior Funded Debt as of the end of the most recent fiscal quarter is at any time less than .275 to 1.0, (2) Company's after tax loss for the fiscal year ended June 30, 1996 is greater than eleven million two hundred thousand dollars ($11,200,000), (3) Company's Account Payable Turndays is greater than forty-five (45) days, or (4) Company fails to comply with Section 9.17 of this Loan Agreement at any time on or after June 30, 1996.

                                       7.

     Section 9.04, Section 9.10 and Section 9.18 of the Loan Agreement is amended to read in its entirety as follows:

          9.04. EBITDA to Interest Expense. Permit the ratio of the sum of EBITDA for the four preceding fiscal quarters to interest expense incurred during the four preceding fiscal quarters to be less than 3.0 to 1.0.


          9.10. Disposition of Assets. Sell or otherwise dispose of more than four million dollars ($4,000,000) in assets other than in the ordinary course of business except for the fiscal year ended June 30, 1996 during which Company shall not sell or otherwise dispose of more than thirty million dollars ($30,000,000) in assets other than in the ordinary course of business.

                                      * * *

          9.18 Capital Expenditures. Permit the aggregate amount of Capital Expenditures to exceed four million five hundred thousand dollars ($4,500,000) during the fiscal year ending June 30, 1996 or to exceed six million dollars ($6,000,000) during any other fiscal year.

                                       8.

     Section 12.12 of the Loan Agreement is amended to read in its entirety as follows:

          12.12. Amendments, Waivers, etc. Agent may enter into any amendment or modification of, or may waive compliance with the terms of, any of the Loan Documents with the written direction of the Majority Banks; provided that the consent of all Banks shall be required before Agent may take or omit to take any action under any of the Loan Documents directly affecting (a) the extension of the maturity of or the postponement of the payment of any portion of the principal of or interest on a Revolving Credit Loan or any fees relating thereto, (b) a reduction of or increase in the principal amount of or rate of interest payable on Revolving Credit Loans or any fees related thereto, or (c) the release of Company. Nor shall any of the following occur without the consent of all Banks: (a) any amendment to the definition of Majority Banks, (b) any amendment to this
     Section 12.12, or (c) any waiver of compliance with Section 8.19 of this Loan Agreement. The Commitment of a Bank shall not be increased without the consent of such Bank. If any Bank is unwilling to consent to any amendment or modification of, or waiver of compliance with, the Loan Agreement (where the consent of such Bank is required), the consenting Majority Banks shall have the right, but not the obligation, to repurchase such Bank's Percentage of the Obligation at such time for a purchase price equal to Bank's Percentage of any and all unpaid Advances made by Agent to the Company under the Loan Agreement, any and all unpaid interest thereon and unpaid accrued fees or other amounts owing to such Bank.

                                       9.

     Company and Guarantors warrant and represent to Banks that no Event of Default exists. By their execution hereof, each of the Guarantors ratify and confirm the terms of the Guaranty Agreement dated August 17, 1994, agree that the Guaranty Agreement shall remain in full force and effect and unconditionally agree that the Guaranty Agreement is enforceable against each of them in accordance with its terms.

                                       10.

     Except as amended by the First Amendment, the Second Amendment, the Third Amendment the Fourth Amendment and this Fifth Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       11.

     This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

                                       12.

     Company agrees to pay all expenses incurred by Agent and Banks in connection with the negotiation and preparation of this Fifth Amendment, including reasonable attorney's fees.

                                       13.

     This Fifth Amendment may be executed in any number of multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                       14.

     Banks, Company, and Guarantors agree to be bound by the current Arbitration Program of Agent which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

                                       15.

     This Fifth Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                       16.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Executed to be effective as of December 31, 1995.


                               TANDYCRAFTS, INC., a Delaware
                                   corporation

                               By:
                                   --------------------------------
                                   Jerry L. Roy, President
                                                            COMPANY


                               CASUAL CONCEPTS, INC., a Texas
                                   corporation

                               By:
                                   --------------------------------
                                   Michael J. Walsh, Vice President


                               SAV-ON, INC., a Texas corporation

                               By:

                                   --------------------------------
                                   Michael J. Walsh, Vice President


                               NOCONA BELT COMPANY, a Texas
                                   corporation

                               By:
                                   --------------------------------
                                   Michael J. Walsh, Vice President


                               DAVID JAMES MANUFACTURING,
                                  INC., a Texas corporation

                               By:
                                   --------------------------------
                                   Michael J. Walsh, Vice President


                               BRAND NAME APPAREL, INC.,
                                 a Texas corporation

                               By:
                                   --------------------------------
                                   Michael J. Walsh, Vice President



                               THE DEVELOPMENT ASSOCIATION,
                                 INC., a Texas corporation

                               By:
                                   --------------------------------
                                   Michael J. Walsh, Vice President


                               PLC LEATHER COMPANY,
                                 a Nevada corporation

                               By:
                                   --------------------------------
                                   Michael J. Walsh, Vice President


                               TANDYARTS, INC., a Nevada
                                 corporation

                               By:
                                   --------------------------------
                                   Michael J. Walsh, Vice President


                               COLLEGE FLAGS AND
                                 MANUFACTURING, INC.,
                                 a South Carolina corporation,

                               By:
                                   --------------------------------
                                   Michael J. Walsh, Vice President

                                                         GUARANTORS


                               FIRST INTERSTATE BANK OF
                                 TEXAS, N.A.

                               By:
                                   ---------------------------------
                                   Steve Wood, Senior Vice President

                               By:
                                   ---------------------------------
                                   John Peloubet, Vice President



                               THE SUMITOMO BANK, LTD.,
                                 CHICAGO BRANCH


                               By:
                                   ---------------------------------
                               Name:
                                    --------------------------------
                               Title:
                                     -------------------------------


                               NBD BANK

                               By:
                                   ---------------------------------
                               Name:
                                    --------------------------------
                               Title:
                                     -------------------------------

                                                               BANKS



                                    EXHIBIT A
                                    ---------


                                                     Commitment
                                                     Percentage
     Banks                       Commitment          (Rounded)
     ------                      ----------          ----------

     First Interstate Bank
       of Texas, N.A.            $25,000,000            50%

     The Sumitomo Bank, Ltd.,    $12,500,000            25%
       Chicago Branch
     NBD Bank, N.A.              $12,500,000            25%
                                 -----------            ---

     Total Commitment            $50,000,000           100%
                                 ===========           ====